CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Michael J. Napoli, Jr., President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2004                         /s/ Michael J. Napoli, Jr.
      ----------------------                   ---------------------------------
                                               Michael J. Napoli, Jr., President
                                               (principal executive officer)


I, Helen E. Webb, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2004                         /s/ Helen E. Webb
      ----------------------                   ---------------------------------
                                               Helen E. Webb, Treasurer
                                               (principal financial officer)